SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 1, 1999
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                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


         Massachusetts                   1-6833           04-6268740
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000
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Item 5.  Other Events.
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         On November 1, 1999, MGI Properties (NYSE: MGI) (the "Trust") announced that the Trust completed the sales of three properties for an aggregate purchase price of $19.8 million, which included $11.4 million of debt assumed by one of the purchasers. The Trust also announced that management currently estimates that substantially all of Trust's remaining properties are expected to be sold within three to six months, although no assurances can be given. The Trust also announced that the Trust's Board of Trustees declared a distribution of $4.50 payable on November 23, 1999 to shareholders of record on November 15, 1999. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
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         (c) Exhibits
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         Exhibit No.                                 Exhibit
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           99.1            Press Release dated November 1, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MGI PROPERTIES
                                               (Registrant)



Dated: November 4, 1999              By:/s/ Phillip C. Vitali
                                            ------------------------------------
                                            Name:  Phillip C. Vitali
                                            Title: Executive Vice President
                                                     and Treasurer
                                                   (Principal Financial and
                                                    Accounting Officer)


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
                                  EXHIBIT INDEX
                                  -------------

99.1              Press Release dated November 1, 1999.